UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 11, 2013

EpiCept Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Rd., Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-606-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2013, EpiCept Corporation ("EpiCept"), EpiCept Israel Ltd. and Immune Pharmaceuticals Ltd. ("Immune") executed an amendment to the Merger Agreement and Plan of Reorganization that they signed on November 7, 2012. Under the terms of the amendment, Immune may, at any time and from time to time prior to the effective time of the merger, purchase new shares of EpiCept common stock directly from EpiCept at a purchase price of $0.13 per share. Any shares of EpiCept common stock sold to Immune in such a pre-merger investment will be cancelled at the effective time of the merger, but the relative post-closing ownership percentages in the combined company will be adjusted at the closing such that, for each $100,000 invested by Immune in EpiCept pursuant to such a pre-merger investment (up to an aggregate of $500,000), the post-closing ownership percentage of the pre-closing Immune stockholders in the combined company will be increased by an additional 0.7%. The parties will negotiate any further adjustments to the relative post-closing ownership percentages in the combined company that may apply to amounts in excess of $500,000 that Immune invests by purchasing shares of EpiCept common stock from EpiCept.

The amendment also allows Immune additional time to provide its audited financial statements, which are now required by February 28, 2013, and to obtain certain consents, which are now required by March 31, 2013. The amendment also (i) redefines EpiCept’s Specified Liabilities to exclude any such liabilities that will be discharged by the issuance of EpiCept Common Stock following the effective time of the merger in lieu of cash payment by EpiCept of such obligations, and (ii) removes as a closing condition the amendment EpiCept's certificate of incorporation to increase its number of authorized shares.

Item 8.01 Other Events.

On February 12, 2013, EpiCept Corporation issued the press release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment No. 2 to Merger Agreement and Plan of Reorganization, dated as of February 11, 2013, by and among EpiCept Corporation, Epicept Israel Ltd. and Immune Pharmaceuticals Ltd.

99.1 Press release, dated February 12, 2013.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EpiCept Corporation

February 12, 2013	By:	/s/ Robert W. Cook

Name: Robert W. Cook
Title: Interim President and CEO

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 2 to Merger Agreement and Plan of Reorganization, dated as of February 11, 2013, by and among EpiCept Corporation, Epicept Israel Ltd. and Immune Pharmaceuticals Ltd.
99.1	Press release, dated February 12, 2013.